THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN ACQUIRED FOR INVESTMENTS AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

December 22, 2000	Warrant No. 2000-A-___

COMPRESSCO, INC.

STOCK PURCHASE WARRANT

          This Warrant is issued, for good and valuable consideration, receipt of which is hereby acknowledged, to ____________________ (the "Holder") by Compressco, Inc., a Delaware corporation (the "Company"), and the rights of the Holder under this Warrant are pari passu with the rights of the holders of all other warrants issued by the Company pursuant to that certain Securities Purchase Agreement, dated as of December 22, 2000, by and among the Company and the Purchasers named therein (as amended, supplemented, restated or otherwise modified from time to time, the "Purchase Agreement"). Capitalized terms used in this Warrant and not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

          1.     Purchase of Shares. Subject to the terms and conditions hereinafter set forth, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing), to purchase from the Company ______ shares of Common Stock (the "Shares"), as adjusted pursuant to the provisions of this Warrant.

          2.     Exercise Price. The exercise price for the Shares shall be equal to $120.00 per share. Such price shall be subject to adjustment pursuant to Section 6 hereof (such price, as adjusted from time to time, is herein referred to as the "Exercise Price").

          3.     Exercise Period. This Warrant is exercisable at any time and from time to time and, except as provided below, shall remain so exercisable until and including December 31, 2003. This Warrant shall immediately terminate upon (a) the sale of all or substantially all the assets of the Company or (b) the merger of the Company into or consolidation with any other entity in which at least 50% of the voting power of the Company is transferred. In the event of a transaction of the kind described above, the Company shall notify the Holder at least 30 days prior to the consummation of such event or transaction.

          4.     Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 3 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

               (i)     the surrender of the Warrant, together with a duly executed copy of the form of exercise attached hereto, to the Secretary of the Company at its principal offices; and

               (ii)     (A) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased. Such payment may be made at the election of the Holder by reducing the principal amount under one or more Notes held by the Holder, and such an election shall be treated by the Company as a prepayment of principal under the terms of the associated Note or Notes; or

          (B)     by being exchanged in whole or in part for another Warrant (or any subdivision thereof) for a number of shares of Common Stock having an aggregate fair market value on the date of such exercise equal to the difference between (x) the Fair Market Value of the number of shares of Common Stock subject to the Warrant designated by the Holder on the date of the exercise and (y) the aggregate Exercise Price of the Warrant otherwise payable by the Holder hereof for such designated shares of Common Stock. Upon any such exercise, the number of shares of Common Stock purchasable upon exercise of the Warrant shall be reduced by such designated number of shares of Common Stock, and, if a balance of purchasable shares of Common Stock remains after such exercise, the Company shall execute and deliver to the Holder hereof a new Warrant for such balance of shares of Common Stock. No payment of any cash or other consideration shall be required. No fractional shares arising out of the above formula for determining the number of shares issuable in such exchange shall be issued, and the Company shall in lieu thereof make payment to the Holder hereof of cash in the amount of such fraction multiplied by the fair market value of the Shares on the date of exchange. Any tax liability related to such transaction shall be paid by Holder.

          "Fair Market Value" means as to any exercise date, (A) the average of the last sale price of the Common Stock reported on a national securities exchange or the Nasdaq National Market for the last five trading days prior to the exercise date, (B) the average of the last sale price for the Common Stock as reported in the consolidated transaction reporting system or securities exchange on which the Common Stock may then be listed for trading for the last five trading days prior to the exercise date, (C) if the Common Stock is not quoted on the Nasdaq National Market or is not listed for trading on a national securities exchange, the closing bid price as published by Nasdaq (or, if such price is not so published by Nasdaq, the average of the high and low bid prices for the Common Stock on such exercise date, as furnished by any National Association of Securities Dealers, Inc. ("NASD") member firm selected from time to time by the Company for such purpose), in either case for the five trading days prior to the exercise date, or (D) if the Common Stock is not quoted on the Nasdaq National Market, is not listed for trading on a national securities exchange or neither Nasdaq nor an NASD member firm publishes a bid price for the Common Stock, the fair market value of the Common Stock shall be determined in good faith by the Company as of the exercise date.

          If the exercise date is not a business day, then the Fair Market Value shall be calculated using the next day immediately following the exercise date on which the national securities system, the Nasdaq National Market or any other quotation system used to determine the "fair market value" of the Common Stock is open for business.

          5.     Certificates for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter, and in any event within 30 days of the delivery of the subscription notice.

          6.     Reservation of Shares. The Company covenants that it win at all times, keep available such number of authorized shares of its Common Stock, free from all preemptive rights with respect thereto, which will be sufficient to permit the exercise of this Warrant for the full number of Shares specified herein, upon exercise of this Warrant. The Company further covenants that such Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.

          7.     Adjustment of Exercise Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

               (a)     Subdivisions and Combinations. If the Company shall at any time prior to the expiration of this Warrant subdivide its Common Stock by split-up or otherwise, or combine its Common Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

               (b)     Stock Dividends and Distributions. In case the Company shall at any time while this Warrant is outstanding and unexpired pay a dividend with respect to Common Stock payable in shares of such stock, or make any other distribution with respect to such stock (except any distribution provided for in Section 7(a) or 7(c) herein), then the Exercise Price in effect immediately prior to the record date for distribution of such dividend or in the event that no record date is fixed, upon the malting of such dividend shall be adjusted to that price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction (i) the numerator of which shall be the total number of shares of such stock outstanding immediately prior to such dividend and (ii) the denominator of which shall be the total number of shares of such stock outstanding immediately after such dividend.

          If the Company at any time prior to the expiration of this Warrant shall pay a dividend with respect to Common Stock payable in shares of Common Stock, or make any other distribution with respect to Common Stock, then the Exercise Price per share shall be adjusted, from and after the date of determination of the stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the per share purchase price in effect by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of the Common Stock outstanding immediately after such dividend or distribution.

               (c)     Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization or change in the Common Stock of the Company (other than as provided for in Sections 7(a) and (b) above), then, as a condition of such reclassification, conversion, reorganization or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder of this Warrant, so that such Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization or change by a holder of the same number of shares of Common Stock as were purchasable by the Holder of this Warrant immediately prior to such reclassification, reorganization or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder of this Warrant so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

               (d)     Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Warrant Price, the Company shall promptly notify the Holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of the Warrant.

          8.     No Fractional Shares. No fractional shares shall be issued upon the exercise of this Warrant, and the number of shares of stock issued upon exercise of this Warrant shall be rounded to the nearest whole share.

          9.     No Stockholder Rights. Prior to the exercise of this Warrant, the Holder shall not be entitled to any rights of a shareholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of shareholder meetings, and such Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company.

          10.     Exchange of Warrant. Subject to any restriction upon transfer set forth in this Warrant, each Warrant may be exchanged for another Warrant or Warrants of like tenor and representing in the aggregate a like number of Warrants. Any Holder desiring to exchange a Warrant or Warrants shall make such request in writing delivered to the Company, and shall surrender, properly endorsed, the Warrant or Warrants to be so exchanged.

          11.     Mutilated or Missing Warrants. In case any Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant and indemnity or bond, if requested, also reasonably satisfactory to the Company. An applicant for such substitute Warrant shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

          12.     Payment of Taxes. The Company will pay all taxes (other than any income taxes or other similar taxes), if any, attributable to the initial issuance of the Warrant and the issuance of the Shares upon the exercise of the Warrant, provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of the issuance or delivery of any Warrant, or the transfer thereof, and no such issuance, delivery or transfer shall be made unless and until the person requesting such issuance or transfer has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that no such tax is payable or such tax has been paid.

          13.     Registration. The Warrants shall be numbered and shall be registered on the books of the Company (the "Warrant Register") as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer, or with knowledge of such facts that its participation therein amounts to bad faith.

          14.     Transfer of Warrants. The Warrants shall be transferable on the Warrant Register only upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. The Holder may not sell, assign (by operation of law or otherwise), transfer, pledge, grant a security interest in, or otherwise dispose of this Warrant or any portion hereof or any rights or obligations hereunder except in compliance with Section 9.5 of the Purchase Agreement, which contains certain restrictions on the transferability hereof In all cases of transfer by an attorney, the original power of attorney, duly approved, or an official copy thereof, duly certified shall be deposited with the Company. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited with the Company in its discretion. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the Person entitled thereto. Notwithstanding the foregoing, the Company shall have no obligation to cause Warrants to be transferred on its books to any Person, unless the Holder of such Warrants shall furnish to the Company evidence of compliance with the Securities Act of 1933, as amended, and applicable state blue sky laws.

          15.     Successors and Assigns. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the holders hereof and their respective successors and assigns.

          16.     Amendments and Waivers. This Warrant may be amended, modified, superseded or cancelled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument that satisfies the requirements of Section 10.2 of the Purchase Agreement. Any waiver or amendment effected in accordance with this Section shall be binding upon each holder of any Shares purchased under this Warrant at the time outstanding (including securities into which such Shares have been converted), each future holder of all such Shares, and the Company.

          17.     Governing Law. This Warrant and the validity and enforceability hereof shall be governed by and construed and interpreted in accordance with the laws of the State of Delaware without giving effect to conflict of laws rules or choice of laws rules thereof.

          IN WITNESS WHEREOF, the undersigned hereby executes this Stock Purchase Warrant as of the date first written above.

COMPRESSCO, INC. By:_____________________________________ Brooks Mims Talton Chief Executive Officer

NOTICE OF EXERCISE

To:     Compressco, Inc. (the "Company")

          (1)     The undersigned ("Purchaser") hereby elects to exercise its rights to purchase shares of the Common Stock of the Company (the " Securities") pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in fun, together with all applicable transfer taxes, if any.

          (2)     Please issue a certificate or certificates representing the Securities in the name of the undersigned Purchaser:

________________________________________
(Name)

________________________________________
(Address)

          (3)     With respect to the Securities being purchased hereunder, the Purchaser makes, as of the date hereof, all of the representations and warranties set forth below:

                    (a)     Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Purchaser is purchasing these Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended ("Securities Act").

                    (b)     Purchaser understands that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of its investment intent as expressed herein. In this connection, Purchaser understands that, in the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if its representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

                    (c)     Purchaser further understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. In addition, Purchaser understands that the instruments or certificates evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

                    (d)     Purchaser is aware of the provisions of Rule 144, promulgated under the Securities Act, which in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, including, among other things: the availability of certain public information about the Company; the resale occurring not less than two years after the party has purchased and paid for the securities to be sold; the sale being made through a broker in an unsolicited "broker's transaction' or in transactions directly with a market the Company (as said term is defined under the Securities Exchange Act of 1934, as amended) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein.

                    (e)     Purchaser further understands that at the time Purchaser wishes to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, Purchaser could be precluded from selling the Securities under Rule 144 even if the two-year minimum holding period had been satisfied.

                    (f)     Purchaser further understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

____________________________________ (Date)	___________________________________ (Signature)

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